21st Century Holding Company

EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
               PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      In connection with the Quarterly Report on Form 10-Q of 21st Century Holding Company for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, James G. Jennings, III, Treasurer and Chief Financial Officer of 21st Century Holding Company, hereby certify pursuant to 18 U. S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of 21st Century Holding Company.


By: /s/ James G. Jennings, III
   --------------------------------
   James G. Jennings, III,
   Treasuer and Chief Financial Officer


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